UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OUSTER, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE & PROXY

STATEMENT

Annual Meeting of Stockholders

June 22, 2023

10:00 a.m. (Pacific Time)

OUSTER, INC.

350 TREAT AVENUE, SAN FRANCISCO, CA 94110

May 1, 2023

To Ouster’s Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Ouster, Inc. (“Ouster” or the “Company”) to be held on Thursday, June 22, 2023 at 10:00 a.m., Pacific Time. Ouster’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2023. Utilizing a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications and cost savings for Ouster’s stockholders and the Company.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received Ouster’s Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a printed proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically during the Annual Meeting, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Theodore L. Tewksbury, Ph.D.

Executive Chairperson of the Board

Notice of Annual Meeting of Stockholders

To be Held on Thursday, June 22, 2023

OUSTER, INC.

350 TREAT AVENUE, SAN FRANCISCO, CA 94110

The Annual Meeting of Stockholders (the “Annual Meeting”) of Ouster, Inc., a Delaware corporation (“Ouster” or the “Company”), will be held at 10:00 a.m., Pacific Time, on Thursday, June 22, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2023. The Annual Meeting is called for the following purposes:

➊

To elect Virginia Boulet and Riaz Valani as Class II Directors to serve until Ouster’s 2026 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

➋	To ratify the appointment of PricewaterhouseCoopers LLP as Ouster’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
➌	To approve, on an advisory (non-binding) basis, the compensation of Ouster’s named executive officers; and
➍	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of Ouster’s outstanding shares of common stock at the close of business on April 27, 2023, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 350 Treat Avenue, San Francisco, California for a period of 10 days prior to the Annual Meeting. This list of stockholders will also be available on the bottom panel of your screen during the Annual Meeting after entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Megan Chung

General Counsel and Secretary

San Francisco, California

May 1, 2023

PROXY STATEMENT

OUSTER, INC.

350 TREAT AVENUE, SAN FRANCISCO, CA 94110

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Ouster, Inc. (“Ouster,” “we,” “us,” or the “Company”) of proxies to be voted at Ouster’s Annual Meeting of Stockholders to be held on Thursday, June 22, 2023 (the “Annual Meeting”), at 10:00 a.m., Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OUST2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of outstanding shares of common stock at the close of business on April 27, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. At the close of business on the Record Date, there were 38,723,404 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

This proxy statement and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about May 3, 2023 to Ouster’s stockholders on the Record Date.

On December 21, 2020, Ouster Technologies, Inc. (“OTI”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Colonnade Acquisition Corp., a Cayman Islands exempted company (“CLA”), and Beam Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and subsidiary of CLA. OTI’s and CLA’s board of directors unanimously approved OTI’s entry into the Merger Agreement, and on March 11, 2021, the transactions contemplated by the Merger Agreement were consummated (all such transactions, the “Business Combination”), as further described herein. Pursuant to the terms of the Merger Agreement, (i) CLA domesticated as a corporation incorporated under the laws of the State of Delaware (the “Domestication”) and changed its name to “Ouster, Inc.” (with CLA after such domestication and the other transactions pursuant to the Merger Agreement being referred to as the “Company”) and (ii) Merger Sub merged with and into OTI (the “Merger”), with OTI surviving the Merger. Unless the context otherwise requires, references in this proxy statement to “we”, “our”, “Ouster” and “the Company” refer to the business and operations of Ouster Technologies, Inc. (“OTI”) (formerly known as Ouster, Inc.) and its consolidated subsidiaries prior to the Merger and to Ouster, Inc. (formerly known as Colonnade Acquisition Corp.) and its consolidated subsidiaries following the consummation of the Merger.

On November 4, 2022, we entered into an Agreement and Plan of Merger (the “Velodyne Merger Agreement”) with Velodyne Lidar, Inc., a Delaware corporation (“Velodyne”), Oban Merger Sub, Inc., a Delaware corporation and one of our direct, wholly owned subsidiaries (“Velodyne Merger Sub I”) and Oban Merger Sub II LLC, a Delaware limited liability company and one of our direct, wholly owned subsidiaries (“Velodyne Merger Sub II”). On February 10, 2023, we completed our merger of equals with Velodyne pursuant to the terms of the Agreement and Plan of Merger with Velodyne, Merger Sub I and Merger Sub II (the “Velodyne Merger”). In connection with the closing of the Velodyne Merger, we and Velodyne now operate as a single combined company.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 22, 2023

This Proxy Statement and our 2022 Annual Report to Stockholders are available at http://www.proxyvote.com/

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

➊	To elect Virginia Boulet and Riaz Valani as Class II Directors to serve until our 2026 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;
➋	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
➌	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
➍	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Company’s Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:

➊	FOR the election of each of Virginia Boulet and Riaz Valani as Class II Directors;
➋	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
➌	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Ouster’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Ouster is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about May 3, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us and intermediaries (e.g., brokers, banks and other agents) to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and a number of intermediaries with account holders who are our stockholders have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. A proxy card or voting instruction form will be delivered for each of the stockholders sharing an address. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is April 27, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our common stock entitles its holders to one vote per share on all matters presented to our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 38,723,404 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” are held in the name of a bank, broker or other agent on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank, broker or other agent, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in “street name,” our proxy materials are being provided to you by your bank, broker or other agent, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker or other agent how to vote your shares, and the bank, broker or other agent is required to vote your shares in accordance with your instructions.

If your shares are held in “street name” and you have not received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker. If you would like to vote your shares online during the Annual Meeting, your bank or broker will need to provide you with a 16-digit control number.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the person presiding over the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present by remote communication or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

WHO CAN ATTEND AND VOTE AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS?

You may attend and vote at the Annual Meeting only if you are an Ouster stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/OUST2023. You will also be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

WHY IS THE MEETING HELD VIRTUALLY?

We believe that hosting a virtual meeting this year is in the best interests of the Company and our stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us, and it is more environmentally friendly.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting website. If you encounter any difficulties checking in to or during the Annual Meeting, please call the technical support number at (844) 986-0822 (toll-free) or (303) 562-9302 (international).

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the Annual Meeting. If you are a stockholder of record, you may vote by proxy:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by Telephone—You can vote by telephone by calling (800) 690-6903 and following the instructions on the proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m., Pacific Time, on June 21, 2023.

To participate in the Annual Meeting, including to vote via the Internet during the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/OUST2023 and enter the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time, on June 22, 2023.

If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/OUST2023 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in “street name” and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the Annual Meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet at www.proxyvote.com or telephone by calling (800) 690-6903;

•	by giving timely written notice of revocation to the Secretary of Ouster prior to the Annual Meeting by writing to Ouster’s offices at 350 Treat Avenue, San Francisco, California 94110; or

•	by voting during the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy.

If you are a beneficial holder of shares or if your shares are held in “street name,” you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other agent, or you may vote electronically during the Annual Meeting using your 16-digit control number.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies on the Company’s proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no business other than those matters listed in the Notice of Meeting at the beginning of this proxy statement that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting; however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of our Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the two other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote solely for purposes of determining a quorum. Votes withheld will have no effect on the election of directors and abstentions will have no effect on the ratification of the appointment of PricewaterhouseCoopers LLP or the advisory vote on the compensation of our named executive officers.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker, bank or other agent in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other agent (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker or other agent is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. The only routine matter presented at the Annual Meeting is Proposal No. 2, relating to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the advisory vote on the compensation of our named executive officers. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

WILL THERE BE A QUESTION-AND-ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the Annual Meeting or questions submitted at www.proxyvote.com in advance of the Annual Meeting that are pertinent to the Company and the Annual Meeting matters, for up to

10 minutes after the completion of the Annual Meeting. Appropriate questions submitted by stockholders will be read during the Q&A portion of the Annual Meeting. Through this process, we believe we can respond to more questions than we were able to respond to at an in-person meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2023 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. If you would like to submit questions in advance of the Annual Meeting, please visit www.proxyvote.com before 11:59 p.m. Eastern Time on June 21, 2023 and enter your 16-digit control number. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two-question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Depending on the number of questions submitted, we may not be able to answer all questions during the Annual Meeting. Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2023 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: Election of Directors

At the Annual Meeting, two (2) Class II Directors are to be elected to hold office until our annual meeting of stockholders to be held in 2026 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class II, whose current term will expire at the upcoming Annual Meeting and whose subsequent term will expire at the 2026 annual meeting of stockholders; Class I, whose term will expire at the 2025 annual meeting of stockholders; and Class III, whose term will expire at the 2024 annual meeting of stockholders. The current Class I Directors are Karin Rådström, Kristin Slanina and Ernest E. Maddock; the current Class II Directors are Virginia Boulet and Riaz Valani; and the current Class III Directors are Susan Heystee, Angus Pacala and Theodore L. Tewksbury, Ph.D.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as Class II Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that Virginia Boulet or Riaz Valani will be unable to serve if elected. Each of Virginia Boulet and Riaz Valani has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of each of the below Class II Director nominees.

NOMINEES FOR CLASS II DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)

The current members of the Board who are also nominees for election to the Board as Class II Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster

Virginia Boulet	69	2023	Director

Riaz Valani	46	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee for election at the upcoming Annual Meeting are as follows:

VIRGINIA BOULET	Age 69

Virginia Boulet has served as a member of our Board since February 2023. She served as a Managing Director of Legacy Capital, LLC, an investment company, from April 2014 until 2019. From 2014 through 2018, she was an adjunct professor of law at Loyola University Law School. From 2002 to March 2014, Ms. Boulet served as Special Counsel at the law firm of Adams and Reese, LLP. She also served as President and Chief Operating Officer of IMDiversity, Inc. from March 2002 to March 2004. Prior to 2002, Ms. Boulet was a partner at the law firms of Phelps Dunbar, LLP and Jones Walker. Ms. Boulet serves as a director of W&T Offshore, Inc (NYSE: WTI), an oil and gas production company, as the Chairperson of its Nominating and Corporate Governance Committee and on its Audit and Compensation committees. Additionally, Ms. Boulet served on the board of Velodyne from November 2011 to February 2023 and was appointed Chairperson of the Velodyne board in July 2022. Additionally, Ms. Boulet previously served on the board of Lumen Technologies, Inc. (NYSE: LUMN), a telecommunications company, from 2002 to 2021. Ms. Boulet received a B.A. from Yale University, and a J.D., cum laude, from Tulane University. We believe Ms. Boulet is qualified to serve on our Board due to her extensive experience representing public and private technology companies and advising their boards and committees, as well as her knowledge of business, legal and governance issues faced by public companies.

RIAZ VALANI	Age 46

Riaz Valani has served as a member of our Board since February 2023. Mr. Valani has served as a General Partner and founder at Global Asset Capital, a private equity investor with diversified interests in venture capital, structured finance, and real estate, since 2015. He previously served as Chairman of Viventures Partners SA, a global venture capital firm, President of IMDI/Sonique, and a member of Gruntal & Co.’s asset securitization group. Mr. Valani has 20 years of experience as an investor and director of early stage and growth technology companies, from inception to IPO. Mr. Valani serves on the boards of several private companies. Riaz also serves on the board of Pratham USA, a charity that supports the work of Pratham, an innovative learning organization created to improve the quality of education in India. Mr. Valani’s experience as an early investor in our Company and on numerous boards of directors are expected to bring valuable perspective to our Board.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster

Karin Rådström	44	2021	Director

Kristin Slanina	53	2023	Director

Ernest E. Maddock	65	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

KARIN RÅDSTRÖM	Age 44

Karin Rådström has served as a member of our Board since October 2021. Ms. Rådström has been serving as Chief Executive Officer of Mercedes-Benz Trucks, a commercial vehicle manufacturer, and a member of the Board of Management of Daimler Truck AG, Germany since February 2021 and as a member of the Supervisory Board of Piab AB, Sweden, a manufacturer of vacuum pumps, since June 2019. From March 2019 to January 2021, Ms. Rådström served as Head of Sales and Marketing and as a member of the Executive Board of Scania

CV AB (“Scania”), a commercial vehicle manufacturer. She previously served as Senior Vice President, Head of Buses and Coaches of Scania from November 2016 to February 2019 and as Director of Pre-Sales and Marketing Communication of Scania East Africa Ltd. from October 2014 to December 2015. Ms. Rådström has a degree in Industrial Engineering from the Royal Institute of Technology, Stockholm, Sweden. Ms. Rådström brings significant experience from managing a global commercial vehicle manufacturer to the Company’s Board and her broad knowledge on technological transformation in the automotive industry is beneficial to Ouster’s Board, specifically in the development of Ouster’s ADAS/automotive strategy.

KRISTIN SLANINA	Age 53

Kristin Slanina has served as a member of our Board since February 2023. Ms. Slanina is the Chief Innovation Officer at ParkMyFleet, a provider of parking locations and technology solutions for fleet operations, a position she has held since March 2021. Previously, she served as Chief Operating Officer of TrueCar, an automotive pricing and information website for new and used car buyers, from September 2020 to March 2021 where she led the newly formed solutions group and helped the company accelerate into its next phase of growth. Before TrueCar, she was Chief Transformation Officer of Thirdware Consulting, an IT consulting organization, from January 2019 to September 2020, where she led the Emerging Technology group and paved the way for Thirdware’s status as a Tier 1 partner with Ford and other OEMs on vehicle software development, machine learning and blockchain technology. Prior, Ms. Slanina has held roles of increasing responsibility at Ernst & Young, a global professional services firm, and Fiat Chrysler Automobiles, a manufacturer of automobiles, after spending the first 18 years of her career at Ford Motor Company, beginning as a powertrain engineer. Ms. Slanina has served on the Board of Comstock Inc. (NYSE: LODE) since May 2022. Previously, Ms. Slanina served on the board of Velodyne from July 2021 to February 2023. She holds an M.S. and a B.S. in Mechanical Engineering from Massachusetts Institute of Technology. We believe Ms. Slanina is qualified to serve on our Board due to her broad knowledge of the technology industry as well as her extensive operational experience within the technology sector.

ERNEST E. MADDOCK	Age 65

Ernest E. Maddock has served as a member of our Board since February 2023. Mr. Maddock served as Chief Financial Officer of Micron Technology, Inc., a semiconductor manufacturing company, from 2015 until his retirement in 2018. Prior to that, he served as Executive Vice President and Chief Financial Officer of Riverbed Technology, Inc., an information technology company, from 2013 to 2015. From 1997 to 2013, Mr. Maddock served in various roles at the semiconductor company Lam Research Corporation, culminating in the position of Chief Financial Officer from 2008 to 2013. Mr. Maddock has served on the boards of directors of Ultra Clean Holdings Inc. (Nasdaq: UCTT), a semiconductor manufacturing company, since June 2018, Avnet (Nasdaq: AVT), an electronics company, since August 2021 and Teradyne (Nasdaq: TER), an automation company, since November 2022. Mr. Maddock previously served on the Board of Intersil Corporation (Nasdaq: ISIL), a semiconductor company, from 2015 until its acquisition in 2017. Mr. Maddock received a BS in Industrial Management from the Georgia Institute of Technology and an MBA with a specialization in Finance from Georgia State University. We believe that Mr. Maddock is qualified to serve as a member of our Board due to his experience as a director and financial officer for multiple public technology companies and his decades of finance and operations experience in high tech businesses.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Current Position(s) with Ouster

Susan Heystee	61	2018	Lead Independent Director

Angus Pacala	35	2015	Director, Co-Founder and Chief Executive Officer

Theodore L. Tewksbury, Ph.D.	66	2023	Executive Chairperson of the Board

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

SUSAN HEYSTEE	Age 61

Susan Heystee has served as a member of our board of directors since September 2018 and as the lead independent director of our Board since February 2023. Moreover, from August 2021 to February 2023, Ms. Heystee served as the Chair of our Board. She also served as our Interim Chief Revenue Officer from January 2021 to July 2021. Previously, Ms. Heystee was Senior Vice President of Global Automotive Business at Verizon Connect from January 2017 to June 2018. Prior to that, Ms. Heystee served as Executive Vice President of Global Sales and OEM Business at Telogis, which was acquired by Verizon in July 2016, from February 2010 to December 2016. Ms. Heystee has also served as a member of the board of directors of revVana Inc., a private software-as-a-service company providing revenue realization management solutions, since April 2020 and a member of the board of directors of ChargePoint, Inc. (NYSE: CHPT), a publicly-traded electric vehicle charging station company, since May 2021. Ms. Heystee holds Bachelor’s degrees in mathematics and business from the University of Waterloo and an Advanced Management Program Certificate from Harvard Business School. We believe that Ms. Heystee is qualified to serve as a member of our Board due to her extensive experience in the technology sector and knowledge of market driven strategies.

ANGUS PACALA	Age 35

Angus Pacala co-founded Ouster in June 2015 and has served as our Chief Executive Officer and director since then. Previously, Mr. Pacala was Director of Engineering at Quanergy, Inc. from November 2012 to February 2015. Prior to this appointment, Mr. Pacala was Battery Engineer at Amprius, Inc. from June 2011 to October 2012. Mr. Pacala holds a Bachelor of Science degree in mechanical engineering and a Master of Science degree in mechanical engineering from Stanford University. We believe that Mr. Pacala is qualified to serve as a member of our Board due to his extensive technical background and his history as Ouster’s co-founder.

THEODORE L. TEWKSBURY, PH.D.	Age 66

Dr. Tewksbury has served as the executive chairperson of our Board since February 2023. Dr. Tewksbury served as Velodyne Lidar’s Chief Executive Officer since November 2021. Prior to that, he was CEO of Eta Compute, a provider of ultra-low power AI vision systems, from August 2019. Dr. Tewksbury has been a director of Maxlinear, Inc. (Nasdaq: MXL), a mixed-signal semiconductor company, since May 2015, where he chairs the Cybersecurity Committee and serves on the Audit and Nominating and Governance committees. From February 2017 to March 2019, Dr. Tewksbury was Chairman and CEO of Energy Focus, Inc., a provider of high-performance LED lighting solutions. Dr. Tewksbury was a director of Entropic Communications from September 2010 and CEO from November 2014 until MaxLinear’s acquisition of Entropic in April 2015. From 2013 to November 2014, he was an independent consultant to technology companies. From 2008 to 2013, Dr. Tewksbury served as CEO of Integrated Device Technology, Inc. and, from 2006 to 2008, was CEO of AMI Semiconductor, both of which were public semiconductor companies. Prior to that, he held management and engineering leadership roles at Maxim Integrated Products, IBM Microelectronics and Analog Devices. Dr. Tewksbury was a member of the board of directors of the Global Semiconductor Alliance (GSA) from March 2011 to August 2013. Dr. Tewksbury holds a B.S. in Architecture and an M.S. and a Ph.D. in Electrical Engineering from the Massachusetts Institute of Technology. We believe that Dr. Tewksbury is qualified to serve as a member of our Board and as the Chair of our Board of Directors due to his industry knowledge and expensive experience as an executive and director for public technology companies.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee of the Board (the “Audit Committee”) has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither PricewaterhouseCoopers LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Ouster.

As previously disclosed in the Company’s Current Report on Form 8-K/A filed with the SEC on March 15, 2021 (the “Form 8-K”), on March 11, 2021, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, effective immediately. On the same date, the Audit Committee dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. The dismissal of Marcum and appointment of PricewaterhouseCoopers LLP was done in connection with the closing of the Business Combination.

Marcum served as the independent registered public accounting firm for CLA since its inception on June 4, 2020 (the “Inception Date”). PricewaterhouseCoopers served as the independent registered public accounting firm for OTI prior to the Business Combination described in our Form 8-K filed on March 15, 2021. The audit committee’s decision to engage PricewaterhouseCoopers LLP was made because, for accounting purposes, the historical financial statements of the Company include a continuation of the financial statements of OTI.

The report of Marcum on Ouster’s balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from the Inception Date to December 31, 2020, which included an explanatory paragraph as to the Company’s ability to continue as a going concern, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the period from the Inception Date to December 31, 2020 and subsequent interim period through March 11, 2021, there were no disagreements between Ouster and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Ouster’s financial statements for such period. During the period from the Inception Date to December 31, 2020 and the subsequent interim period through March 11, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company previously provided Marcum with a copy of the disclosures regarding the dismissal reproduced in this proxy statement and received a letter from Marcum addressed to the SEC stating that they agree with the above statements. This letter was filed as an exhibit to our Form 8-K filed with the SEC on March 15, 2021.

During the period from the Inception Date to December 31, 2020, and the subsequent interim period through March 11, 2021, Ouster did not consult with PricewaterhouseCoopers LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Ouster’s financial statements, and neither a written report nor oral advice was provided to Ouster that PricewaterhouseCoopers LLP concluded was an important factor considered by Ouster in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes). Abstentions will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Ernest E. Maddock (Chair)

Susan Heystee

Kristin Slanina

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Set forth below are the fees paid to our independent registered public accounting firm, PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2022 and 2021 (in thousands):

Fee Category	Fiscal 2022	Fiscal 2021

Audit Fees	$1,265,000	$1,055,000

Audit-Related Fees	$448,900	$342,000

All Other Fees	$675,000	$-

Total Fees	$2,388,900	$1,397,000

AUDIT FEES

Audit fees in 2022 and 2021 consisted of fees for the audit of our annual financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, the review of financial statements to be included in registration statements and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”. In 2022, our audit-related fees consisted of fees associated with the issuance of comfort letters in connection with our April 2022 open market sale agreement, regulatory filings with the SEC and other technical accounting matters. In 2021, our audit-related fees consisted of fees associated with regulatory filings with the SEC and other technical accounting matters.

ALL OTHER FEES

For 2022, all other fees consisted of fees related to services provided in connection with the Velodyne Merger and services associated with the issuance of comfort letters and the issuance of consents to registration statements.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and generally pre-approves any services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approvals from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

PROPOSAL 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers

In accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21(a) under the Securities Exchange Act of 1934, as amended, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive Compensation” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

We believe that our compensation programs and policies for the year ended December 31, 2022 were an effective incentive for the achievement of our goals, aligned with stockholders’ interest and worthy of stockholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Executive Compensation” set forth below in this proxy statement. In particular, we discuss how we design our performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between Company and individual achievement.

This vote is merely advisory and will not be binding upon the Company, our Board or the Board’s Compensation Committee (the “Compensation Committee”), nor will it create or imply any change in the duties of the Company, our Board, or the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.

At our annual meeting of stockholders held on June 9, 2022, our stockholders recommended, on an advisory basis, that future stockholder votes on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our Board determined to hold a “say-on-pay” advisory vote every year. An annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal. Accordingly, our next advisory say-on-pay vote (following the advisory vote at this Annual Meeting) is expected to occur at our 2024 annual meeting of stockholders.

VOTE REQUIRED

The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers will require the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not considered to be votes cast, and accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Current Position(s) at Ouster

Angus Pacala	35	Co-Founder, Chief Executive Officer and Director

Mark Frichtl	34	Co-Founder and Chief Technology Officer

Mark Weinswig	50	Chief Financial Officer

Darien Spencer	59	Chief Operating Officer

Megan Chung	49	General Counsel and Secretary

Nathan Dickerman	46	President of Field Operations

For Angus Pacala’s biography, see page 12 of this proxy statement.

Mark Frichtl co-founded Ouster in June 2015 and has served as our Chief Technology Officer since then. Previously, Mr. Frichtl was a Technologies Development Engineer at Apple, Inc. from April 2015 to May 2015 and an Engineer at Quanergy, Inc. from July 2013 to April 2015. Mr. Frichtl holds a Bachelor of Science degree in engineering physics and a Master of Science degree in mechanical engineering from Stanford University.

Mark Weinswig has served as our Chief Financial Officer since February 2023. Previously, Mr. Weinswig served as the Chief Financial Officer of Velodyne from May 2022 to December 2022. From 2018 through May 2022, Mr. Weinswig served as the Chief Financial Officer of Avinger, Inc., a Nasdaq-listed medical device company (“Avinger”). Prior to joining Avinger, Mr. Weinswig served as Chief Financial Officer at Aqua Metals, Inc., a Nasdaq-listed heavy metal recycling company, from August 2017 to March 2018. Mr. Weinswig has previously served as Chief Financial Officer of One Workplace, a designer and manufacturer of customized workspaces, from July 2016 to July 2017. From October 2010 to June 2016, Mr. Weinswig served as Chief Financial Officer of Emcore Corporation, a Nasdaq-listed designer and manufacturer of indium phosphide optical chips, components, subsystems and systems for the broadband and specialty fiber optics market. Earlier in his career Mr. Weinswig worked at Coherent, Inc., Avanex Corporation, which merged with Bookham Technology, Morgan Stanley and PricewaterhouseCoopers. He received an M.B.A. from the University of Santa Clara and a B.S. in business administration with an accounting major from Indiana University. He also holds the CFA (active) and CPA (inactive) designations.

Darien Spencer has served as our Chief Operating Officer since February 2023. From July 2017 to January 2023, he served as our Executive Vice President of Global Operations. Previously, Mr. Spencer was Executive Vice President of Operations and Chief Procurement Officer at Enphase Energy, an energy technology company, from August 2013 to April 2017. Prior to joining Enphase Energy, Mr. Spencer was General Manager of Business Units and Automation at Jabil Circuit, a product solutions company, from August 2012 to August 2013. Mr. Spencer has previously served as Co-Founder and Chief Operating and Procurement Officer at Optisolar / Novasolar Corporation from January 2007 to November 2012 and Senior Vice President of Asia Operations at Maxtor Corporation, a hard disk drive manufacturer, and Seagate Technology after the latter acquired Maxtor Corporation in May 2006, from January 2005 to January 2007.

Megan Chung has served as our General Counsel and Secretary since February 2023. Previously, Ms. Chung served as our Deputy General Counsel from July 2021 to February 2023. Prior to joining the Company, Ms. Chung served as a Partner at the law firm of Kilpatrick Townsend & Stockton LLP from 2014 to July 2021, including as Office Managing Partner for the firm’s San Diego office from October 2019 to July 2021. Ms. Chung’s practice focused on complex and technical intellectual property counseling, litigation, and portfolio management. Ms. Chung received her J.D. from the University of California, Davis School of Law and her B.A. and M.A. from Stanford University.

Nathan Dickerman has served as our President of Field Operations since April 2021. Previously, Mr. Dickerman was the Chief Commercial Officer at Planet Labs, a satellite data company, from July 2018 to April 2021. Prior to this appointment, Mr. Dickerman served as Vice President of Worldwide Sales at AppDirect, a software company, from June 2017 to July 2018, Senior Director of Manufacturing Software Sales for North America at Autodesk, a software company, from February 2012 to May 2017, and Vice President of Software Sales at PTC, a software company, from August 2006 to February 2012. Mr. Dickerman holds a Bachelor of Science degree in Economics and a Masters of Business Administration with a concentration in marketing management from Santa Clara University.

CORPORATE GOVERNANCE

GENERAL

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for the Board’s Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Ouster. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” of our Investors website at investors.ouster.com, or by writing to our Secretary at our offices at 350 Treat Avenue, San Francisco, California 94110.

BOARD COMPOSITION

Our Board currently consists of eight (8) members: Virginia Boulet, Susan Heystee, Ernest E. Maddock, Angus Pacala, Karin Rådström, Kristin Slanina, Theodore L. Tewksbury, Ph.D., and Riaz Valani. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.

Board Diversity Matrix (As of April 27, 2023)

Total number of directors	8

	Female	Male

Part I: Gender Identity

Directors	4	4

Part II: Demographic Background

Asian	0	1

Hispanic or Latinx	0	0

White	4	3

DIRECTOR INDEPENDENCE

Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board has affirmatively determined that Virginia Boulet, Susan Heystee, Ernest E. Maddock, Karin Rådström, Kristin Slanina and Riaz Valani are each an “independent director,” as defined under the rules of the New York Stock Exchange (the “NYSE Rules”). In making these determinations, our Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. In connection with their initial election to our Board, Virginia Boulet was designated by Velodyne pursuant to our merger agreement with Velodyne and Riaz Valani was designated by Ouster, on the initial recommendation of our Chief Executive Officer, pursuant to our merger agreement with Velodyne. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity; strong ethics and values; the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board and committee meetings; diversity of whether the board has appropriate diversity of experience, qualifications, skills, gender and age; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o General Counsel, Ouster, Inc., 350 Treat Avenue, San Francisco, California 94110. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM INTERESTED PARTIES

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Board, the Chair of the Board, the lead independent director, the Chair of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 350 Treat Avenue, San Francisco, California 94110, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide the Board with flexibility to select our Chair of the Board, any Vice Chair of the Board and our Chief Executive Officer in any way the Board considers in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chair and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chair should be selected from the independent directors.

Currently, the roles of Executive Chair of the Board and Chief Executive Officer are separated. We do not currently have any Vice Chair of the Board. Our Board continues to believe that the separation of the positions of Executive Chair of the Board and Chief Executive Officer creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time. Our Board exercises its judgment in establishing, combining or separating the roles of Executive Chair of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two.

If the Chair is a member of management or does not otherwise qualify as independent, the Independent Directors may elect a lead independent director. Following Dr. Tewksbury’s appointment as Executive Chairperson of the Board, Susan Heystee was appointed as lead independent director in March 2023. The lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chair and any Vice Chair of the Board is not present, including any executive sessions of the Independent Directors; approving Board meeting schedules and agendas; and acting as the liaison between the Independent Directors and the Chief Executive Officer and Executive Chair of the Board. When the Chair of the Board is an Independent Director, the Chair of the Board serves as lead independent director. The Board may modify its leadership structure in the future as it deems appropriate.

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Audit Committee is also specifically responsible for overseeing the management of financial and cybersecurity risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board and other corporate governance matters. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

EXECUTIVE SESSIONS

The non-management members of the Board meet in regularly scheduled executive sessions that are presided over by Chairman of the Board, Theodore L. Tewksbury. In addition, the independent members of the Board meet in executive session at least once per year. Susan Heystee, as the current lead independent director of the Board, presides over the executive sessions of independent directors.

ANTI-HEDGING POLICY

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Conduct is available on our Investors website at investors.ouster.com in the “Governance” section. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE Rules will be disclosed on our website. We granted no waivers under our Code of Conduct in fiscal 2022.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were twenty (20) meetings of the Board during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board during the period in which he or she served as a director and (ii) all meetings of the committees on which he or she served during the period in which he or she served as a director, except for Karin Rådström, who was unable to attend all of the meetings in October, November and December 2022 leading up to the completion of the Velodyne Merger due to time zone differences since Ms. Rådström resides in the European Union and these meetings were held mostly in the late afternoons and evenings Pacific Time. Excluding those meetings, Ms. Rådström attended 87% of Board and applicable committee meetings.

Under our Corporate Governance Guidelines, which are available on our website at www.ouster.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), and the annual meeting of stockholders, with the understanding that, on occasion, a director may be unable to attend a meeting. All directors are expected to attend at least 75% of Board and applicable committee meetings. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.

COMMITTEES OF THE BOARD

Our Board has established three standing committees: Audit, Compensation and Nominating and Corporate Governance — each of which operates pursuant to a written charter that has been approved by our Board specifically for each respective committee.

The members of each of the Board committees are set forth in the following chart:

Name	Audit	Compensation	Nominating and Corporate Governance

Virginia Boulet			Chair

Susan Heystee (Lead Independent Director)	X	Chair

Ernest E. Maddock	Chair	X

Karin Rådström			X

Kristin Slanina	X	X

Theodore L. Tewksbury, Ph.D. (Executive Chairperson of the Board)

Riaz Valani			X

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include, but are not limited to:

•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their independence;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•	overseeing our financial and accounting controls, including our internal audit function, and compliance with legal and regulatory requirements;

•	overseeing enterprise risk management, including the management of financial risks and cybersecurity risks;

•	reviewing related person transactions;

•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The Audit Committee charter is available on our website at www.ouster.com. The current members of the Audit Committee are Ernest E. Maddock, Susan Heystee and Kristin Slanina, with Ernest E. Maddock serving as the chair. Our Board has determined that each of Ernest E. Maddock, Susan Heystee and Kristin Slanina are independent directors under NYSE Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. Our Board has also determined that each of Ernest E. Maddock, Susan Heystee and Kristin Slanina meets the “financial literacy” requirement for Audit Committee members under NYSE Rules and that Ernest E. Maddock is an “audit committee financial expert” within the meaning of the SEC rules and has accounting or related financial management expertise as required under the NYSE Rules.

The Audit Committee met ten times during the fiscal year ended December 31, 2022.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:

•

reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and setting or making recommendations to our Board of Directors regarding the compensation of our Chief Executive Officer;

•	reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

•	making recommendations to our Board regarding the compensation of our directors;

•	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements; and

•	appointing and overseeing any compensation consultants.

Pursuant to the Compensation Committee’s charter, which is available on our website at www.ouster.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2022, the Compensation Committee engaged PayGovernance to assist in making decisions regarding the amount and type of compensation to provide our executives and non-employee directors. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Pay Governance and have determined that Pay Governance’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s Bylaws and applicable NYSE Rules.

The current members of our Compensation Committee are Susan Heystee, Ernest E. Maddock and Kristin Slanina with Susan Heystee serving as the chair. Each member of our Compensation Committee meets the requirements for independence under the current NYSE Rules, including the NYSE Rules applicable to compensation committee membership. Each member of our Compensation Committee is also a non-employee director, as defined in Section 16b-3 of the Exchange Act.

The Compensation Committee met four times during the fiscal year ended December 31, 2022.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

•	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

•	recommending to our Board the nominees for election to our Board at annual meetings of stockholders;

•	overseeing an annual evaluation of the Board and its committees;

•	overseeing succession planning for the Chief Executive Officer and other executive officer roles; and

•	developing and recommending to our Board a set of corporate governance guidelines and overseeing other corporate governance matters.

The Nominating and Corporate Governance Committee charter is available on our website at www.ouster.com. Our Nominating and Corporate Governance Committee consists of Virginia Boulet, Karin Rådström and Riaz Valani, with Virginia Boulet serving as the chair. Each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the current NYSE Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2022.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our 2022 named executive officers. Our named executive officers and their positions for the year ended December 31, 2022 (collectively, the “named executive officers”) are:

•	Angus Pacala, our Chief Executive Officer;

•	Anna Brunelle, our Chief Financial Officer; and

•	Nathan Dickerman, our President of Field Operations.

Ms. Brunelle ceased to serve as our Chief Financial Officer on February 10, 2023 in connection with the closing of our business combination with Velodyne and will terminate employment with us on May 13, 2023.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion. As a smaller reporting company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting company.

2022 Summary Compensation Table

The following table contains information about the compensation earned by each of our named executive officers during our most recently completed fiscal year ended December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total

Angus Pacala	2022	160,000	-				6,400	166,400

Chief Executive Officer	2021	120,125	-				4,904	125,029

Anna Brunelle (4)	2022	325,000		1,552,937	-	-	13,000	1,890,977

Chief Financial Officer	2021	323,202		1,637,760		244,194	159,909	2,365,065

Nathan Dickerman	2022	325,000		1,911,570		211,568	12,625	2,460,763

President of Field Operations	2021	234,462	-	6,625,877	3,801,678	255,715	10,275	10,928,007

(1)

Amounts reflect the full grant-date fair value of stock awards and stock options granted during fiscal 2021 and fiscal 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to named executive officers in Note 12 of our financial statements included in this Form 10-K.

(2)	The amount reported for Mr. Dickerman for fiscal 2022 constitutes sales incentive compensation earned under his sales incentive compensation plan.

(3)	Amounts reported for fiscal 2022 constitute 401(k) plan matching contributions.

(4)	Ms. Brunelle ceased serving as our Chief Financial Officer on February 10, 2023.

Narrative to the Summary Compensation Table

2022 Annual Base Salaries

Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. For 2022, our named executive officers’ annual base salaries were as follows: Mr. Pacala: $180,000; Ms. Brunelle: $325,000; and Mr. Dickerman: $325,000. In October 2022, Mr. Pacala’s annual base salary was reduced to $100,000 in connection with our reduction in force.

We retain the discretion to increase the annual base salaries of our named executive officers from time to time. Accordingly, in March 2023, following the completion of our merger with Velodyne, Mr. Pacala’s annual base salary was increased to $400,000, and Mr. Dickerman’s annual base salary was increased to $350,000.

Short-Term Incentive Compensation

Each of our named executive officers, other than Mr. Pacala, was eligible for short-term incentive compensation during 2022.

Ms. Brunelle was eligible to receive an annual performance-based cash bonus that was targeted at 31% of her base salary for 2022 based on the achievement of certain performance goals established by our compensation committee. In early 2023, our compensation committee determined that the performance goals were achieved below the threshold level, and no bonus was paid to Ms. Brunelle for 2022.

For 2022, Mr. Dickerman participated in a sales incentive plan that provides him the opportunity to earn up to 100% of his annual base salary based on the achievement of certain sales goals established by our compensation committee. In early 2023, our compensation committee determined that Mr. Dickerman earned $221,116 under the sales incentive compensation plan based on the achievement of his pre-established sales goals.

For 2023, each of our continuing executive officers is eligible to earn performance-based, short-term incentive compensation, including Mr. Pacala. Mr. Pacala’s target bonus opportunity for 2023 is 100% of his annual base salary with the actual amount earned based on performance goals established by our board of directors upon recommendation of our compensation committee. Any earned bonus will be paid at least 50% in fully-vested shares of our common stock. Similar to 2022, for 2023, Mr. Dickerman participates in a sales incentive plan that provides him the opportunity to earn up to 100% of his annual base salary based on the achievement of certain sales goals established by our compensation committee.

Equity Compensation

We have granted stock options and restricted stock units to our employees, including our named executive officers, in order to attract and retain them, as well as to align their interests with the interests of our stockholders. In order to provide a long-term incentive, these restricted stock units generally vest over three years subject to continued service.

In April 2022, our compensation committee granted Mr. Dickerman 36,000 restricted stock units, and in August 2022, our compensation committee granted Ms. Brunelle and Mr. Dickerman 85,797 and 17,700 restricted stock units, respectively, and, in each case, after giving effect to our 1 for 10 reverse stock split completed on April 21, 2023. Each grant of restricted stock units vests in equal quarterly installments over three years, subject to continued service to us through the applicable vesting date.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We match 4% of a participant’s annual eligible contribution to the 401(k) plan, up to the IRS limit. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans. These health and welfare plans include medical, dental and vision benefits; short-term and long-term disability insurance; and supplemental life and AD&D insurance.

Perquisites and Other Personal Benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. We did not provide any perquisites or personal benefits to our named executive officers not otherwise made available to other employees in 2022.

Outstanding Equity Awards at Fiscal Year-End 2022

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022. All amounts in the table are reported after giving effect to our 1 for 10 reverse stock split completed on April 21, 2023.

Name		Option Awards				Stock Awards
	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Angus Pacala	10/2/2020 (2)	435,976		2.13	10/1/2030

	10/2/2020 (3)	236,154	199,822	14.22	10/1/2030

Anna Brunelle	9/11/2022 (4)					78,647	678,731

	3/15/2021 (5)					7,677	66,253

Nathan Dickerman	9/11/2022 (4)					16,225	140,022

	3/11/2022 (4)					2,700	233,010

	6/11/2021 (5)					40,362	348,328

	4/12/2021 (6)	26,907	37,672	102.60	5/6/2031

(1)	Amounts calculated based on the split-adjusted $8.63 closing trading price of our common stock as of December 30, 2022.

(2)

1/48th of the shares originally subject to the option vest on each monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date and the option will vest as to 50% of the unvested shares underlying the option upon a change in control, which included our business combination with Velodyne, and, following the change in control, the remaining unvested shares underlying the option will vest in substantially equal monthly installments through the end of the original vesting schedule. In the event executive’s employment with the Company is terminated by the Company without cause or the executive resigns for good reason, in each case, on or after a change in control, any then unvested shares will become fully vested. The options may be exercised by the executive prior to vesting, with any unvested shares subject to repurchase by us at the original exercise price in the event of a termination of the executive’s employment.

(3)

1/48th of the shares originally subject to the option vest on each one-month anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date and each option will vest as to 50% of the unvested shares underlying the option upon a change in control, which included our business combination with Velodyne, and, following the change in control, the remaining unvested shares underlying the option will vest in substantially equal monthly installments through the end of the original vesting schedule. In the event executive’s employment with the Company is terminated by the Company without cause or the executive resigns for good reason, in each case, on or after a change in control, any then unvested shares will become fully vested.

(4)

The restricted stock units vest in equal quarterly installments through the third anniversary of the vesting commencement date, subject to the named executive officer’s continued service to the Company through the vesting date. In the event the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason, in each case, within the ninety day period immediately before or twelve month period immediately following a change in control, including our business combination with Velodyne, the vesting of 100% of the restricted stock units will fully vest.

(5)

The restricted stock units vest in equal quarterly installments through the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continued service to the Company through the vesting date. In the event the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason, in each case, within the ninety day period immediately before or twelve month period immediately following a change in control, including our business combination with Velodyne, the vesting of 100% of the restricted stock units will fully vest.

(6)

25% of the shares underlying the option vests and becomes exercisable on the first anniversary of the vesting commencement date and 1/48th of the shares underlying the option vests and becomes exercisable on each monthly anniversary of the vesting commencement date thereafter, in each case, subject to the named executive officer’s continued service to the Company through the vesting date. In the event the named executive officer’s employment is terminated by the Company without cause or the named executive officer resigns for good reason, in each case, within the ninety-day period immediately before or twelve-month period immediately following a change in control, including our business combination with Velodyne, the vesting of 100% of the unvested shares will fully vest.

Executive Compensation Arrangements

Employment and Severance Arrangements

We previously entered into employment offer letter agreements with Mr. Pacala and Ms. Brunelle. We entered into an employment agreement with Mr. Dickerman in connection with his commencement of employment with us. These agreements set forth the terms and conditions of employment of each named executive officer, including initial base salary, target bonus opportunity (if any), and initial equity grants and employee benefits eligibility. The offer letter entered into with Mr. Pacala does not provide for severance or other payments in connection with a termination of employment or change in control of the Company.

As in effect for 2022, Ms. Brunelle’s offer letter provided that in the event her employment with us was terminated by us without cause or she resigned for good reason prior to a change of control (each as defined in her offer letter), subject to the execution a general release of claims, Ms. Brunelle would be entitled to a severance payment equal to the sum of: (i) six months of her then current annual base salary and (ii) any earned and accrued bonus (or any portion thereof), payable in a lump sum. In the event Ms. Brunelle’s employment with us was terminated by us without cause or she resigned for good reason in each case within the twelve month period immediately following the closing of a change of control, subject to the execution of a general release of claims, Ms. Brunelle would be entitled to a severance payment equal to the sum of: (i) twelve months of her then current annual base salary; (ii) any earned and accrued bonus; and (iii) an amount equal to twelve months of health insurance premiums, payable in a lump sum.

Under Mr. Dickerman’s employment agreement as in effect for 2022, in the event we terminated his employment with us without cause or he resigned for good reason more than 90 days prior to a change in control, then, subject to the execution of a general release of claims, Mr. Dickerman would be entitled to receive a severance payment equal to six months’ base salary and COBRA reimbursement for six months. In the event we terminated his employment with us without cause or he resigned for good reason within the period beginning 90 days prior to a change in control and ending on the first anniversary of the change in control, then, subject to the execution of a general release of claims and in lieu of the foregoing severance benefits, Mr. Dickerman would be entitled to receive 12 months base salary, 12 months COBRA reimbursement and full vesting acceleration of his outstanding equity awards.

In connection with the our business combination with Velodyne, each of our named executive officers, including Mr. Pacala, became eligible to receive (i) 12 months of the named executive officer’s base salary, (ii) annual target bonus, (iii) COBRA reimbursement for 12 months and (iv) full vesting acceleration of all equity awards, in each case, in the event the named executive officer’s employment with us is terminated without cause or the named executive officer resigns for good reason, in each case, within the period commencing 90 days prior to the closing of a change in control and ending 12 months after the change in control. For these purposes, the closing of the business combination with Velodyne constituted a change in control.

In connection with Ms. Brunelle’s involuntary termination of employment in February 2022, we entered into a Transition and Separation Agreement with her that provided for the economic equivalent of these severance benefits in exchange for a release of all claims against us. Under the Transition and Separation Agreement, Ms. Brunelle is to continue to provide services to us through May 17, 2023 as an advisor and will continue to be paid her annual base salary and to vest into her equity awards while employed by us. Subject to timely delivering a second release of claims against us following her employment termination date, Ms. Brunelle will be entitled to be paid 9 months of her base salary, her full target bonus for 2023, COBRA reimbursement for up to 9 months and full vesting acceleration of all of her equity awards.

PAY VERSUS PERFORMANCE (PVP)

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net Loss

(a)	(b)	(c)	(d)	(e)	(f)	(g)

2022	$166,400	($21,360,073)	$2,223,570	($794,923)	$6.39	($138,560,000)

2021	$125,029	($59,385,609)	$4,795,634	$1,198,822	$38.52	($93,981,000)

(1)

Mr. Pacala served as principal executive officer (PEO) for 2022 and 2021. Our non-PEO named executive officers (NEOs) included Ms. Brunelle and Mr. Dickerman for 2022 and Ms. Brunelle and Messrs. Spencer, Dickerman, and Dolinko for 2021.

(2)

The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2021	2022

SCT Total	$125,029	$166,400

- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$0	$0

± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$0	$0

± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	($51,933,187)	($16,056,463)

± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0

± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($7,577,451)	($5,470,010)

- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0

+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0

Compensation Actually Paid	($59,385,609)	($21,360,073)

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2021	2022

Average SCT Total	$4,795,634	$2,223,570

- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($4,339,062)	($1,732,253)

± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$2,121,138	$525,881

± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	($583,870)	($1,236,669)

+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$118,668

± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($795,018)	($694,120)

- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0

+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$0	$0

Average Compensation Actually Paid	$1,198,822	($794,923)

CHARTS OF CAP VERSUS PERFORMANCE METRICS

The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2021-2022.

The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Income during the period 2021-2022.

DIRECTOR COMPENSATION

For fiscal 2022, directors who were executives of the Company were not eligible to receive additional compensation for their services as directors.

We maintain the Non-Employee Director Compensation Program for our non-employee directors. Pursuant to the Non-Employee Director Compensation Program, as amended in 2021, our non-employee directors receive cash compensation as follows:

•	Each non-employee director receives an annual cash retainer in the amount of $40,000 per year.

•	Any chairperson of our Board receives an additional annual cash retainer in the amount of $51,250 per year or, after February 10, 2023, $60,000 per year.

•	Any Lead Director receives an additional annual cash retainer in the amount of $25,000 per year or, after February 10, 2023, $60,000 per year.

•

The chairperson of the audit committee receives additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee receives additional annual cash compensation in the amount of $10,000 per year for such member’s service on the audit committee.

•

The chairperson of the compensation committee receives additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee receives additional annual cash compensation in the amount of $6,000 per year for such member’s service on the compensation committee.

•

The chairperson of the corporate governance committee receives additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the corporate governance committee. Each non-chairperson member of the corporate governance committee receives additional annual cash compensation in the amount of $5,000 per year for such member’s service on the corporate governance committee.

•

Each non-employee director may also elect to receive all or part of his or her annual cash retainer in the form of restricted stock units under our 2021 Incentive Award Plan. Elections to convert all or a portion of the annual cash retainer into restricted stock units must generally be made on or prior to December 31 of the year prior to the year in which the annual cash retainer is scheduled to be paid, or such earlier deadline as established by our Board of Directors or compensation committee. Each individual who first becomes a non-employee director is permitted to elect to convert the annual cash retainer payments scheduled to be paid in the same calendar year into restricted stock units, provided that the election is made prior to the date the individual becomes a non-employee director. Restricted stock units granted in lieu of all or a portion of the annual cash retainer are fully vested on the date of grant and have a grant date fair value equal to the amount of the applicable portion of the annual cash retainer.

Under the Non-Employee Director Compensation Program, upon the initial appointment or election of a non-employee director, the director will automatically be granted (a) an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (i) $300,000 by (ii) the fair market value of a share of our common stock as of the date of grant that vests in equal quarterly installments over three years and (b) an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (i) the product of $175,000 multiplied times a fraction, the numerator of which is the number of full months between the date of appointment or election and the scheduled date of our next annual stockholder meeting, and the denominator of which is 12, by (ii) the fair market value of a share our common stock as of the date of grant that vests in equal quarterly installments through the date of the next annual stockholders meeting. Additionally, on the date of each annual stockholders meeting, each non-employee director automatically will be granted an award of restricted stock units with respect to a number of shares of our common stock calculated by dividing (a) $175,000 by (b) the fair market value of our common stock as of the date of grant that vests in equal quarterly installments through the earlier of the first anniversary of the date of grant or the next annual stockholders meeting.

Additionally, the Non-Employee Director Compensation Program provides that non-employee directors may elect to defer all or part of the settlement of restricted stock units granted to them.

In the event of a change in control, all restricted stock units and other equity-based awards held by any non-employee director, will vest immediately prior to such change in control. For this purpose, the business combination with Velodyne was deemed a change in control such that the vesting of all restricted stock units and other equity awards held by our non-employee directors accelerated at the closing of the business combination.

Director Compensation Table for Fiscal 2022

The following table contains information concerning the compensation of our non-employee directors in fiscal 2022:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)

Jorge del Calvo(3)	53,831	128,229	182,060

Emmanuel Hernandez	63,862	128,229	192,091

Susan Heystee	70,631	128,229	198,860

Sundari Mitra	43,743	128,229	171,972

Remy W. Trafelet	48,381	128,229	176,609

Karin Rådström	39,967	128,229	168,196

(1)

Each of Mses. Heystee, Mitra and Rådström and Messrs. del Calvo and Hernandez and Remy Trafelet elected to receive their annual retainers in fully-vested restricted stock units in lieu of cash. The amounts reported reflect the cash fees that would have been paid had the director not been granted restricted stock units in lieu of annual retainers. Any grant date fair value attributable to the restricted stock units that was in excess of the cash retainer forgone has been reported in the Stock Awards column. Our non-employee directors were also able to defer delivery of the shares underlying vested restricted stock units. As of December 31, 2022, Mses. Mitra and Messrs. Hernandez and Trafelet held 129,228, 138,754 and 92,668 vested restricted stock units, respectively, for which delivery of the underlying shares has been deferred. The number of restricted stock units reflects our 1 for 10 reverse stock split completed on April 21, 2023.

(2)

Amounts reflect the full grant-date fair value of stock awards granted during fiscal 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to named executive officers in Note 12 of our financial statements included in this Form 10-K.

The table below shows the aggregate numbers of shares underlying unvested restricted stock units held as of December 31, 2022 by each non-employee director who was serving as of December 31, 2022. Our non-employee directors did not hold any options or other equity awards that were subject to vesting as of December 31, 2022. The number of restricted stock units reflects our 1 for 10 reverse stock split completed on April 21, 2023.

Name	Restricted Stock Units Outstanding at Fiscal Year End

Emmanuel Hernandez	13,875

Susan Heystee	4,338

Sundari Mitra	12,922

Remy W. Trafelet	9,266

Karin Rådström	5,916

(3)	Mr. del Calvo resigned from our board of directors in November 2022.

In February 2023, our board of directors amended the Non-Employee Director Compensation Program to increase the annual cash retainer payable to each of a chair of our board of directors or a lead independent director to $60,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our directors and director nominees;

•	each of our named executive officers; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined in accordance with the rules of the SEC. Under such SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 38,723,404 shares of common stock outstanding as of April 21, 2023 and all amounts beneficially owned reflect our 10 for one reverse stock split effected on April 20, 2023.

Unless otherwise indicated, the address of all listed stockholders is 350 Treat Avenue, San Francisco, California 94110. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Any information reported below from sources pre-dating the ten-for-one reverse stock split effected by the Company on April 20, 2023 has been adjusted to reflect such reverse stock split.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

5% or Greater Stockholders

Banyan Venture Holdings LLC(1)	2,557,265	6.6%

Named Executive Officers and Directors

Angus Pacala(2)	1,029,254	2.6%

Anna Brunelle(3)	158,450	*

Nathan Dickerman(4)	47,877	*

Virginia Boulet(5)	25,589	*

Susan Heystee(6)	62,810	*

Ernest E. Maddock(7)	17,024	*

Karin Rådström(8)	19,617	*

Kristin Slanina(9)	16,324	*

Theodore L. Tewksbury, Ph.D.(10)	83,402	*

Riaz Valani(11)	101,314	*

All current executive officers and directors as a group (13 individuals)(12)	2,405,499	6.0%

*	Less than one percent.

1.

Based on a Schedule 13G/A filed with the SEC on February 11, 2022. Consists of 2,557,265 shares over which Banyan Venture Holdings LLC has shared voting and dispositive power. Krishna Kantheti is the manager of Banyan Venture Holdings LLC. As a result, Mr. Kantheti may be deemed to beneficially own the shares held by Banyan Venture Holdings LLC. The address for Banyan Venture Holdings LLC and Mr. Kantheti is 500 108th Ave NE, Suite 1100, Bellevue, WA 98004.

2.

Consists of 438,581 shares of common stock; 581,298 shares of common stock issuable upon exercise of options exercisable as of or within 60 days of April 21, 2023; and 9,375 shares of common stock issuable upon vesting of restricted stock units or within 60 days of April 21, 2023.

3.	Consists of 150,447 shares of common stock and 8,003 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023.

4.

Consists of 1,886 shares of common stock; 34,980 shares of common stock issuable upon exercise of options exercisable as of or within 60 days of April 21, 2023; and 11,011 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023.

5.	Consists of 21,864 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023.

6.	Consists of 59,085 shares of common stock held directly by Susan Heystee and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023.

7.	Consists of 13,299 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023.

8.	Consists of 15,892 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023.

9.	Consists of 12,599 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023.

10.	Consists of 79,677 shares of common stock and 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023.

11.

Consists of 3,725 shares of common stock issuable upon vesting of restricted stock units within 60 days of April 21, 2023 and 97,589 shares of common stock indirectly held by Riaz Valani as the sole manager of GAC Acquisition LLC.

12.

Consists of 1,278,662 shares of common stock; 1,038,188 shares of common stock issuable upon exercise of options exercisable as of or within 60 days of April 21, 2023 and 88,649 shares of common stock issuable upon vesting of restricted stock units as of or within 60 days of April 21, 2023.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•	any person who is, or at any time during the applicable period was, one of our executive officers, directors or nominees to become a director;

•	any person who is known by the post-combination company to be the beneficial owner of more than 5% of our voting stock;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; or

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 5% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its Audit Committee charter, the Audit Committee has the responsibility to review related person transactions.

TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS

Other than our compensation arrangements with directors and executive officers described elsewhere in this proxy statement, the following are certain transactions since January 1, 2021 and currently proposed transactions, to which we were a participant or will be a participant, in which: (1) the amount involved exceeded or will exceed $120,000, and (2) any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities, had or will have a direct or indirect material interest.

2021 Bridge Loan

On January 27, 2021, we issued the 2021 Note, pursuant to which the noteholders, each of whom was an investor in OTI (or an affiliate thereof), agreed to provide OTI an aggregate of $5 million of unsecured loans that carried a variable annual interest rate equal to LIBOR plus 8.5%. The 2021 Note, including the principal and any accrued and unpaid interest thereon, became due and was repaid in connection with the Business Combination. The 2021 Note contained customary events of default. We used the proceeds from the 2021 Note to help continue to fund our ongoing operations through the consummation of the Business Combination. Pursuant to a subordination agreement, the noteholders agreed, among other things, to subordinate their interests in the 2021 Note to Runway Growth Credit Fund, Inc.’s (“Runway”) interest in our loan agreement with Runway (the “Runway Loan Agreement”), including their right of payment under the 2021 Note until all of OTI’s obligations to Runway pursuant to the Runway Loan Agreement had been paid in full, except in the case of the consummation of the Business Combination.

The following table summarizes the aggregate principal amount of the 2021 Note issued to such related persons.

Name	Aggregate Principal Amount

Banyan Venture Holdings LLC	$1,895,542.84

Cox Investment Holdings, Inc.	$867,597.44

Tao Invest II LLC	$817,886.22

Sharing LLC Ouster Bridge PS	$802,219.65

Zachary Frankel	$545,830.28

GAC Acquisition LLC	$70,923.57

Loans to Executive Officers in Connection with Option Exercises

In October 2020, OTI entered into partial recourse promissory notes with one of its executive officers, Darien Spencer, and certain former executive officers, Anna Brunelle and Myra Pasek, in connection with the early exercise of stock options held by such executive officers and the remittance of applicable exercise prices. Pursuant to the terms of the partial recourse promissory notes, OTI loaned approximately $293,000 to Ms. Brunelle, approximately $215,000 to Mr. Spencer and approximately $123,000 to Ms. Pasek, respectively. Each note bore an annual compounded interest rate of 0.38%. The principal amounts of each note, together with all accrued but unpaid interest, were repaid upon the closing of the Business Combination.

Investors’ Rights Agreement OTI was party to an Amended and Restated Investors’ Rights Agreement, dated as of April 9, 2020, which granted registration rights and information rights, among other things, to certain holders of its capital stock, including certain holders of 5% of its capital stock and entities affiliated with certain of its directors, as well as certain of its directors and executive officers. This agreement terminated upon the closing of the Business Combination.

Right of First Refusal and Co-Sale Agreement

OTI was party to an Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of April 3, 2020 (the “ROFR Agreement”), whereby OTI had the right to purchase shares of OTI capital stock which certain stockholders propose to sell to other parties. Certain holders of OTI capital stock, including certain holders of 5% of its capital stock and entities affiliated with certain of its directors, as well as certain of its directors and executive officers, had rights of first refusal and co-sale under the ROFR Agreement. This agreement terminated upon the closing of the Business Combination.

Voting Agreement

OTI was a party to an Amended and Restated Voting Agreement, dated as of April 3, 2020, pursuant to which certain holders of its capital stock, including certain holders of 5% of its capital stock and entities affiliated with certain of its directors, as well as certain of its directors and executive officers, had agreed to vote their shares of OTI Capital Stock on certain matters, including with respect to the election of directors. This agreement terminated upon the closing of the Business Combination.

Registration Rights

On March 11, 2021, in connection with the consummation of the Business Combination, Ouster, Colonnade Sponsor LLC (the “Sponsor”), Colonnade WPB LLC (the “Sponsor PIPE Purchaser”), certain members of the Sponsor and the Sponsor PIPE Purchaser and certain former stockholders of OTI entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). Such parties have registration rights to require the Company to register a sale of any of our securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Indemnification Agreements

We have entered into, and plan on entering into, indemnification agreements with each of our directors and executive officers.

OTHER MATTERS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2022, Emmanuel Hernandez, Jorge del Calvo and Susan Heystee served on the Compensation Committee of the Board. During the year ended December 31, 2021, Susan Heystee served as Interim Chief Revenue Officer of the Company. Ms. Heystee did not serve on the Compensation Committee during the period that she served as Interim Chief Revenue Officer and the Board has determined Ms. Heystee to be independent for purposes of services on the Compensation Committee subsequent to her leaving the Interim Chief Revenue Officer role.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 350 Treat Avenue, San Francisco, California 94110 in writing not later than January 4, 2024 (which is 120 days prior to May 3, 2024, the one-year anniversary of the mailing of the Company’s 2023 definitive proxy statement).

Stockholders intending to present a proposal at the 2024 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 annual meeting of stockholders no earlier than February 23, 2024 and no later than March 24, 2024. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 annual meeting of stockholders is more than 30 days before or more than 60 days after June 22, 2024, then our Secretary must receive such written notice not later than the 90th day prior to the 2024 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS AT THE ANNUAL MEETING

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 annual meeting of stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

OUSTER’S ANNUAL REPORT ON FORM 10-K

A copy of Ouster’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules, but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 27, 2023 without charge upon written request addressed to Ouster, Inc., Attention: Secretary, 350 Treat Avenue, San Francisco, California 94110. A reasonable fee will be charged to the stockholder for copies of the aforementioned exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.ouster.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Megan Chung

General Counsel and Secretary

San Francisco, California

May 1, 2023

OUSTER, INC.

350 TREAT AVENUE

SAN FRANCISCO, CA 94110

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 21, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/OUST2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 21, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V16793-P94152                                 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OUSTER, INC.			For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends you vote FOR Proposal 1:			All	All	Except	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐
Nominees:

	01)	Virginia Boulet

	02)	Riaz Valani

The Board of Directors recommends you vote FOR Proposals 2 and 3:							For	Against	Abstain

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.						☐	☐	☐

3.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V16794-P94152

OUSTER, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JUNE 22, 2023

The undersigned stockholder(s) hereby appoint(s) Angus Pacala, Mark Weinswig and Megan Chung, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Ouster, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on Thursday, June 22, 2023, which will be conducted via live webcast accessible at www.virtualshareholdermeeting.com/OUST2023, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE